UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07381

T. Rowe Price Health Sciences Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2017

Item 1. Report to Shareholders

Health Sciences Fund	June 30, 2017

The views and opinions in this report were current as of June 30, 2017. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

After struggling for much of 2016 because of fears over increased pressure on drug pricing and a deceleration in innovation, the sector has been a notable area of strength in the first half of 2017. Every group within the sector delivered strong positive returns during the period. While health care reform and drug pricing remain key topics of discussion, there has been little concrete change in the policy environment. Looking ahead, I remain optimistic about the long-term prospects for health care stocks and believe that there are opportunities to add high-quality companies at attractive prices.

PERFORMANCE COMPARISON

The Health Sciences Fund returned 19.55% in the six-month period ended June 30, 2017. The portfolio modestly underperformed the 20.06% return for its Lipper peer group of health/biotechnology funds and posted more than double the return of the broad market, as measured by the S&P 500 Index. (Returns for the I Class will vary due to its differing fee structure.) Stock selection and allocation decisions detracted from our returns versus our Lipper peer group. Although stock selection in biotechnology and life sciences contributed to relative returns, stock selection in pharmaceuticals and our underweight in the products and devices sector detracted.

As shown in the Growth of $10,000 chart on page 10, the Health Sciences Fund has significantly outpaced the S&P 500 Index and the Lipper Health/Biotechnology Funds Index for the 10-year period ended June 30, 2017. We are pleased to report that the Health Sciences Fund’s performance relative to its peers remained strong. Lipper ranked the portfolio in the top decile of its universe of health/biotechnology funds for the 5- and 10-year periods ended June 30, 2017. (Based on cumulative total return, Lipper ranked the Health Sciences Fund 45 of 99, 10 of 81, 7 of 74, and 4 of 61 health/biotechnology funds for the 1-, 3-, 5-, and 10-year periods ended June 30, 2017, respectively. Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

Health care stocks generated strong gains in the six-month reporting period. Within the benchmark, pharmaceuticals gained almost 14% but lagged all the other segments. Biotechnology stocks, which account for approximately 50% of the Lipper Health/Biotechnology Funds Index, advanced roughly 21%, as did life sciences and services firms, while products and devices companies rallied more than 28%. Although we keep an eye on our overall industry allocations and maintain broad diversification across the entire health care sector, we believe that stock selection will be the primary factor in generating outperformance over time.

PORTFOLIO REVIEW

Biotechnology holdings were the portfolio’s best absolute and relative performance contributors. The biotech segment represents our largest allocation (33.4% of assets), but we are significantly underweight versus the Lipper peer group, which detracted from relative returns. We believe many compelling investments within therapeutics will come from biotech companies that produce medicines which prevent disease, relieve symptoms, and provide cures. Additionally, while biotech stocks have performed well this year, their valuations remain attractive given the underperformance last year, and we believe that many of our favored holdings still have significant appreciation potential. However, we are also mindful of maintaining a broadly diversified blend of holdings in the portfolio.

Puma Biotechnology, Kite Pharma, and Alnylam Pharmaceuticals were among our best relative performance contributors in the biotech segment over the six-month period. Kite Pharma shares surged in the first half, after the company released positive clinical data in late February for its cell therapy treatment for late-stage aggressive non-Hodgkin lymphoma patients. This is a highly innovative approach to fighting cancer cells in patients. Results thus far in clinical trials have been compelling. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

We think that the discovery, development, manufacturing, and commercialization of medicines will drive long-term value within health care, but we must remain selective. We added to our positions in Puma, Kite Pharma, and Neurocrine Biosciences during the period. Concurrently, we reduced our holdings in Celgene and Gilead Sciences, and we trimmed our position in TESARO after a significant runup.

Stock selection contributed to strong relative results in the life sciences segment. Broadly speaking, the companies in the life sciences sector provide technologies that enable experimentation to occur. Although life sciences is the portfolio’s smallest sector, we have an overweight compared with the benchmark. The segment has benefited from an increase in research and development spending by pharmaceutical firms and biotechnology companies, as well as stabilization in the industrial and chemical end markets. Agilent Technologies and Mettler-Toledo International were among our best first-half, relative-performance contributors. Agilent reported strong first- and second-quarter results, helped by a better-than-expected return to growth in the chemical and energy end market, coupled with acceleration in its core pharma business. The analytical instruments manufacturer is entering a new product cycle that we think could generate powerful gains.

Mettler-Toledo, a scales and analytical instruments manufacturer, rallied as several key end markets gained momentum. The company has benefited from accelerating trends in its laboratory and industrial product lines, as well as sales force productivity gains and new products. Over the past six months, we reduced our Thermo Fisher Scientific position on strength and added to Danaher, which appears to have strong, durable growth prospects.

Although the pharmaceuticals segment posted good absolute gains, it was the fund’s largest relative performance detractor, primarily because of stock selection. Mallinckrodt was among our largest detractors. The specialty pharmaceutical maker fell in early 2017 on concerns about drug pricing that affected the specialty pharmaceutical sector broadly.

In early January, shares of Teva Pharmaceutical Industries declined following disappointing 2017 guidance, with the company suffering from generics inflation and high debt levels. The stock subsequently traded lower amid a CEO change. While we reduced our Teva position during the period, we think the stock is attractively valued and expect that prices for generic drugs will begin to trend higher after a period of deflation. We added to our position in Shire because we believed that Shire’s hemophilia franchise is more defensible than the market’s assessment. We intend to be patient with the stock because the company has a compelling product pipeline and a solid, seasoned management team.

We trimmed our exposure to the services sector during the period. This diversified sector includes payors, providers, drug distributors, and health care technology. Several of our best absolute performers—UnitedHealth Group, Cigna, Centene, and Anthem—were services holdings. However, stock selection within the group detracted from relative returns. For example, Walgreens Boots Alliance and other retailers came under pressure following the announcement that Amazon.com was moving into the brick-and-mortar space through the acquisition of Whole Foods Market. In our opinion, retail pharmacy (i.e., prescriptions) is not an area that Amazon would pursue because of the reimbursement and regulatory complexities, as well as the need to interact with payors, pharmacists, physicians, and patients.

OUTLOOK

Senate Republicans introduced their proposal to repeal major elements of the Affordable Care Act (ACA) late in the reporting period but were forced to delay a vote on the measure as it became clear they did not have the necessary backing from members of their own party. Republicans had wanted to overhaul the ACA within the Trump administration’s first 100 days, but it is now looking less and less likely that we will see meaningful change. If repeal legislation fails, lawmakers will eventually need to pass other legislation to stabilize the health insurance marketplace.

On the drug pricing front, President Trump has remained vocal about reducing costs, but has yet to release concrete plans on how this will be achieved. However, the new FDA commissioner has indicated that he intends to focus on increasing competitive dynamics in the drug market to help alleviate pressure from drug costs. We have long been of the mind-set that there would be a market solution to high drug prices aimed at increasing competition rather than direct government intervention to control drug prices, and we believe the narrative around drug pricing is slowly shifting toward value. This should benefit companies that are developing therapeutics that materially improve patient outcomes—the kind of companies that we favor and want to own.

We remain optimistic on the long-term prospects for the health care sector. The market environment for companies developing innovative therapies remains encouraging, and the fundamentals underpinning the sector appear strong. We think there is a favorable backdrop for increased merger and acquisition activity as slower-growing companies look to develop strategic partnerships or make acquisitions to build out their internal pipelines and increase growth prospects.

Going forward, we will remain focused on identifying innovative companies developing game-changing medical therapies, as well as those offering cost-effective, quality health care services that can create long-term value for our investors.

We would like to thank our fellow shareholders for their ongoing support and confidence in T. Rowe Price. As always, we will continue to work diligently on your behalf.

Respectfully submitted,

Ziad Bakri
President of the fund and chairman of its Investment Advisory Committee

July 12, 2017

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF GROWTH INVESTING

Growth stocks can be volatile for several reasons. Since these companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

RISKS OF HEALTH SCIENCES FUND INVESTING

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. Companies in the health sciences field are subject to special risks, such as increased competition within the health care industry, changes in legislation or government regulations, reductions in government funding, product liability or other litigation, and the obsolescence of popular products.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

S&P 500 Index: An index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value-weighted index, with each stock’s weight in the index proportionate to its market value.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/17
UnitedHealth Group	5.6%
Becton, Dickinson & Company	4.0
Intuitive Surgical	3.5
Allergan	3.3
Alexion Pharmaceuticals	2.8
Cigna	2.7
Humana	2.5
Vertex Pharmaceuticals	2.5
Incyte	2.4
Agilent Technologies	2.2
Stryker	2.1
Thermo Fisher Scientific	1.9
Shire	1.9
Centene	1.9
Regeneron Pharmaceuticals	1.9
Anthem	1.8
Biogen	1.8
Merck	1.8
Aetna	1.7
HCA Healthcare	1.7
TESARO	1.6
Eli Lilly	1.6
Hologic	1.4
Bristol-Myers Squibb	1.3
AstraZeneca	1.3
Total	57.2%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

PORTFOLIO HIGHLIGHTS

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

Six Months Ended 6/30/17

Best Contributors		Worst Contributors	
Vertex Pharmaceuticals	83¢	Mallinckrodt	-7¢
Intuitive Surgical	78	Teva Pharmaceutical Industries	-5
UnitedHealth Group	56	Coherus Biosciences	-5
Becton, Dickinson & Company	44	Ardelyx	-4
Cigna	42	Shire	-4
Centene	39	GW Pharmaceuticals	-4
Agilent Technologies	36	Bristol-Myers Squibb	-4
Allergan	36	Walgreens Boots Alliance	-3
Puma Biotechnology	35	Ultragenyx Pharmaceutical	-3
Thermo Fisher Scientific	34	Xencor	-3
Total	483¢	Total	-42¢

12 Months Ended 6/30/17

Best Contributors		Worst Contributors	
UnitedHealth Group	92¢	Bristol-Myers Squibb	-52¢
TESARO	76	McKesson	-41
Intuitive Surgical	69	Novavax*	-26
Vertex Pharmaceuticals	61	Teva Pharmaceutical Industries	-26
Incyte	60	Ophthotech*	-25
Humana	49	Gilead Sciences	-21
Cigna	48	DaVita	-19
Anthem	44	Therapeutics MD	-16
Becton, Dickinson & Company	39	Mallinckrodt	-15
Agilent Technologies	39	Shire	-12
Total	577¢	Total	-253¢

*Position eliminated.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS   For a share outstanding throughout each period

Investor Class

	6 Months Ended 6/30/17	Year Ended 12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
NET ASSET VALUE						
Beginning of period	$ 59.08	$ 68.86	$ 67.99	$ 57.80	$ 41.22	$ 32.60
Investment activities						
Net investment income (loss) [(1)]	0.03	(0.05)	(0.11)	(0.05)	(0.12)	0.15
Net realized and unrealized gain / loss	11.52	(7.04)	8.79	18.34	21.13	10.28
Total from investment activities	11.55	(7.09)	8.68	18.29	21.01	10.43
Distributions						
Net investment income	–	–	–	–	–	(0.14)
Net realized gain	–	(2.69)	(7.81)	(8.10)	(4.43)	(1.67)
Total distributions	–	(2.69)	(7.81)	(8.10)	(4.43)	(1.81)
NET ASSET VALUE						
End of period	**$ 70.63**	**$ 59.08**	**$ 68.86**	**$ 67.99**	**$ 57.80**	**$ 41.22**

Ratios/Supplemental Data

Total return[(2)]	**19.55%**	**(10.35)%**	**12.98%**	**31.94%**	**51.40%**	**31.93%**
Ratio of total expenses to average net assets	0.76%[(3)]	0.77%	0.76%	0.77%	0.79%	0.79%
Ratio of net investment income (loss) to average net assets	0.10%[(3)]	(0.09)%	(0.14)%	(0.08)%	(0.22)%	0.38%
Portfolio turnover rate	16.1%	24.9%	31.0%	42.2%	45.7%	12.9%
Net assets, end of period (in millions)	$ 10,924	$ 9,751	$ 14,224	$ 11,770	$ 8,578	$ 5,016

(1) Per share amounts calculated using average shares outstanding method.
(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.
(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/Par	$ Value
COMMON STOCKS 98.7%		
BIOTECHNOLOGY 32.5%		
Major Biotechnology 10.0%		
Alkermes (1)	1,903,619	110,353
Amgen	707,200	121,801
Amicus Therapeutics (1)	2,314,645	23,308
Array BioPharma (1)	959,624	8,032
Biogen (1)	758,813	205,911
Celgene (1)	613,002	79,611
Gilead Sciences	1,988,702	140,760
Neurocrine Biosciences (1)	2,949,328	135,669
Seattle Genetics (1)	432,760	22,391
Vertex Pharmaceuticals (1)	2,224,890	286,722
		1,134,558
Other Biotechnology 22.5%		
ACADIA Pharmaceuticals (1)	841,331	23,465
Acceleron Pharma (1)	1,203,702	36,581
Acerta Pharma, Class B, Acquisition Date: 5/12/15- 2/3/16 Cost $4,041 (1)(2)(3)	159,731,910	10,383
Agios Pharmaceuticals (1)	570,400	29,347
Aimmune Therapeutics (1)	734,460	15,100
Alder Biopharmaceuticals (1)	804,800	9,215
Alexion Pharmaceuticals (1)	2,573,149	313,075
Alnylam Pharmaceuticals (1)	1,335,065	106,485
Aquinox Pharmaceuticals (1)(4)	1,436,154	20,207
Ardelyx (1)	494,926	2,524
Audentes Therapeutics (1)	495,255	9,474
Avexis (1)	370,158	30,412
Axovant Sciences (1)	1,695,482	39,318
BeiGene, Acquisition Date: 4/21/15- 9/15/16, Cost $- (1)(2)	2	—
BeiGene, ADR (1)	435,307	19,589
BioMarin Pharmaceutical (1)	1,025,747	93,158
Bluebird Bio (1)	853,499	89,660
Blueprint Medicines (1)	729,973	36,988

Clovis Oncology (1)	807,859	75,640
Coherus Biosciences (1)	476,395	6,836
Corvus Pharmaceuticals (1)	195,610	2,367
Dyax (1)(3)	2,445,183	5,991
Editas Medicine (1)	617,777	10,366
Exelixis (1)	2,173,857	53,542
FibroGen (1)	496,117	16,025
Incyte (1)	2,114,928	266,291
Innate Pharma (EUR) (1)	496,724	6,207
Insmed (1)(4)	3,481,136	59,736
Ionis Pharmaceuticals (1)	361,100	18,369
Juno Therapeutics (1)	616,300	18,421
Kite Pharma (1)	1,137,371	117,911
Merus (1)	316,604	5,018
Minerva Neurosciences (1)	1,141,436	10,102
Ovid Therapeutics (1)	49,800	522
Ovid Therapeutics, Acquisition Date: 8/10/15 Cost $3,271 (1)(2)	244,209	2,434
Proteostasis Therapeutics (1)	443,400	2,075
Prothena (1)	1,458,310	78,924
Puma Biotechnology (1)	1,518,147	132,686
Radius Health (1)	1,842,760	83,348
Regeneron Pharmaceuticals (1)	428,363	210,386
Retrophin (1)	270,989	5,254
RPI International Holdings, Partnership Acquisition Date: 5/21/15, Cost $13,552 (2)(3)	114,947	15,809
SAGE Therapeutics (1)	1,177,901	93,808
Sarepta Therapeutics (1)	189,100	6,375
Seres Therapeutics (1)	171,821	1,942
Spark Therapeutics (1)	1,099,471	65,682
TESARO (1)	1,308,810	183,050
Therapeutics MD (1)	5,580,935	29,412
Ultragenyx Pharmaceutical (1)	695,051	43,170
WaVe Life Sciences (1)	312,798	5,818

Xencor (1)	1,152,500	24,329
		2,542,827
Total Biotechnology		3,677,385

LIFE SCIENCES 6.8%

Life Sciences 6.8%

Advanced Accelerator Applications, ADR (1)	804,855	31,422
Agilent Technologies	4,159,980	246,728
Bruker	1,507,264	43,469
Danaher	1,297,400	109,488
GenMark Diagnostics (1)	2,259,356	26,728
Illumina (1)	175,244	30,408
Mettler-Toledo International (1)	101,750	59,884
Oxford Immunotec Global (1)	286,546	4,820
Thermo Fisher Scientific	1,254,399	218,855
Total Life Sciences		771,802

PHARMACEUTICALS 17.0%

European Major - Pharmaceuticals 0.0%

Zeneca, Acquisition Date: 7/18/13, Cost $0 (1)(2)(3)	375,635	231
		231

Major Pharmaceuticals 15.6%

AbbVie	1,106,192	80,210
Allergan	1,385,263	336,744
Astellas Pharma (JPY)	2,664,700	32,660
AstraZeneca, ADR	4,190,200	142,844
Bristol-Myers Squibb	2,576,074	143,539
Chugai Pharmaceutical (JPY)	1,019,400	38,193
Eisai (JPY)	627,900	34,740
Eli Lilly	2,174,880	178,993
Ironwood Pharmaceuticals (1)	4,729,829	89,299

Merck	3,189,600	204,421
Mylan (1)	1,139,300	44,228
Roche Holding (CHF)	369,807	94,491
Sanofi (EUR)	1,025,444	98,258
Shire, ADR	1,299,581	214,782
Teva Pharmaceutical Industries, ADR	1,050,150	34,886
		1,768,288
Specialty Pharmaceuticals 1.4%		
GW Pharmaceuticals, ADR (1)	403,333	40,434
Mallinckrodt (1)	1,459,475	65,399
Pacira Pharmaceuticals (1)	109,405	5,219
Zoetis	776,378	48,430
		159,482
Total Pharmaceuticals		1,928,001
PRODUCTS & DEVICES 14.9%		
Implants 12.1%		
Align Technology (1)	238,000	35,728
Becton, Dickinson & Company	2,225,238	434,166
Dentsply Sirona	461,147	29,901
Intuitive Surgical (1)	421,542	394,298
K2M Group Holdings (1)	583,592	14,216
Medtronic	1,290,900	114,567
Stryker	1,730,219	240,120
Teleflex	246,433	51,199
Wright Medical (1)	1,785,122	49,073
Wright Medical, Rights, 1/2/24 (1)	101,207	154
		1,363,422
Other Products & Devices 2.8%		
Cooper Companies	326,808	78,244
Dexcom (1)	463,979	33,940

Hologic (1)	3,367,400	152,813
JAND, Class A, Acquisition Date: 4/23/15, Cost $6,309 (1)(2)(3)	549,273	5,147
Lantheus Holdings (1)(4)	2,901,881	51,218
		321,362
Total Products & Devices		1,684,784
SERVICES 24.8%		
Distribution 1.9%		
Henry Schein (1)	368,654	67,471
McKesson	273,559	45,011
Walgreens Boots Alliance	1,345,850	105,394
		217,876
Information 0.7%		
athenahealth (1)	542,192	76,205
		76,205
Other Services 0.7%		
West Pharmaceutical Services	821,797	77,676
		77,676
Payors 16.8%		
Aetna	1,272,097	193,143
Anthem	1,097,100	206,397
Centene (1)	2,688,728	214,776
Cigna	1,836,883	307,476
Humana	1,197,302	288,095
UnitedHealth Group	3,417,000	633,580
WellCare Health Plans (1)	299,489	53,776
		1,897,243
Providers 4.7%		
Acadia Healthcare (1)	1,569,800	77,517
DaVita (1)	1,248,210	80,834

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($000s)

		6 Months Ended 6/30/17
Investment Income (Loss)		
Income		
Dividend		$ 45,606
Interest		160
Total income		45,766
Expenses		
Investment management		34,023
Shareholder servicing		
Investor Class	$ 5,808	
I Class	4	5,812
Prospectus and shareholder reports		
Investor Class	189	
I Class	3	192
Custody and accounting		194
Registration		63
Legal and audit		29
Directors		18
Miscellaneous		110
Total expenses		40,441
Net investment income		5,325
Realized and Unrealized Gain / Loss		
Net realized gain (loss)		
Securities		394,879
Written options		1,467
Foreign currency transactions		(39)
Net realized gain		396,307
Change in net unrealized gain / loss		
Securities		1,493,711
Written options		(1,455)
Other assets and liabilities denominated in foreign currencies		(27)
Change in net unrealized gain / loss		1,492,229
Net realized and unrealized gain / loss		1,888,536
INCREASE IN NET ASSETS FROM OPERATIONS		$ 1,893,861

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Health Sciences Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks long-term capital appreciation. The fund has two classes of shares: the Health Sciences Fund (Investor Class) and the Health Sciences Fund–I Class (I Class). I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Income distributions are declared and paid by each class annually. Distributions to shareholders are recorded on the ex-dividend date. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $50,000 for the six months ended June 30, 2017.

New Accounting Guidance In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements related to periods ending on or after August 1, 2017; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2017:

There were no material transfers between Levels 1 and 2 during the six months ended June 30, 2017.

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2017. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at June 30, 2017, totaled $1,139,000 for the six months ended June 30, 2017. Transfers into and out of Level 3 are reflected at the value of the financial instrument at the beginning of the period. During the six months, transfers into Level 3 resulted from a lack of observable market data for the security and transfers out of Level 3 were because observable market data became available for the security.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended June 30, 2017, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of June 30, 2017, the fund held no derivative instruments.

Additionally, during the six months ended June 30, 2017, the fund recognized $1,467,000 of realized gain on Written Options and a $(1,455,000) change in unrealized gain/loss on Written Options related to its investments in equity derivatives; such amounts are included on the accompanying Statement of Operations.

Options The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value, purchased options are included in Investments in Securities, and written options are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, call and put options give the holder the right, but not the obligation, to purchase or sell, respectively, a security at a specified exercise price.

Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; movements in the underlying asset values and, for written options, potential losses in excess of the fund’s initial investment. During the six months ended June 30, 2017, the volume of the fund’s activity in options, based on underlying notional amounts, was generally less than 1% of net assets. Transactions in written options and related premiums received during the six months ended June 30, 2017, were as follows:

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $1,714,140,000 and $2,333,719,000, respectively, for the six months ended June 30, 2017.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of December 31, 2016, the fund had $12,148,000 of available capital loss carryforwards.

At June 30, 2017, the cost of investments for federal income tax purposes was $6,804,935,000. Net unrealized gain aggregated $4,504,135,000 at period-end, of which $4,699,068,000 related to appreciated investments and $194,933,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2017, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until April 30, 2018, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class limit in effect at the time of the waiver. However, no repayment will be made more than three years after the date of a payment or waiver. For the six months ended June 30, 2017, the I Class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and I Class. For the six months ended June 30, 2017, expenses incurred pursuant to these service agreements were $41,000 for Price Associates; $2,137,000 for T. Rowe Price Services, Inc.; and $397,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended June 30, 2017, the fund was charged $35,000 for shareholder servicing costs related to the college savings plans, of which $23,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2017, less than 1% of the outstanding shares of the Investor Class were held by college savings plans.

The fund may invest in the T. Rowe Price Government Reserve Fund, the T. Rowe Price Treasury Reserve Fund, or the T. Rowe Price Short-Term Fund (collectively, the Price Reserve Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended June 30, 2017, the aggregate value of purchases and sales cross trades with other funds or accounts advised by Price Associates was less than 1% of the fund’s net assets as of June 30, 2017.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In that regard, at an in-person meeting held on March 6–7, 2017 (Meeting), the Board, including a majority of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the 1-, 2-, 3-, 4-, 5-, and 10-year periods as of September 30, 2016, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to an expense limitation agreed to by the Advisor with respect to the fund’s I Class). At the Meeting, the Board approved an additional 0.005% breakpoint to the group fee schedule, effective May 1, 2017. With the new breakpoint, the group fee rate will decline to 0.265% when the combined average net assets of the applicable T. Rowe Price funds exceed $650 billion. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Expense Group) and (ii) total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflect the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the second quintile (Expense Group), the fund’s actual management fee rate ranked in the second quintile (Expense Group and Expense Universe), and the fund’s total expenses ranked in the first and second quintiles (Expense Group) and first quintile (Expense Universe).

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Health Sciences Fund, Inc.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 21, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 21, 2017

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	August 21, 2017